UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2013

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A (Amendment No. 1) to the registrant’s Current Report on Form 8-K originally filed on November 5, 2013 (the “Original Form 8-K”) is being filed to file the Merger Agreement, the Commitment Letter, the Registration Rights Agreement and each of the Support Agreements (each as defined in the Original Form 8-K) as exhibits hereto and to incorporate them herein by reference. Apart from the changes described above, this Form 8-K/A does not amend, modify or update the disclosures contained in the Original Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

The Original Form 8-K was filed to report, among other things, the entry by Open Text Corporation (“OpenText”), and Ocelot Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of OpenText, into the Merger Agreement with GXS Group, Inc., a Delaware corporation (“GXS”), and Global Acquisition LLC, solely in its capacity as the stockholders’ representative, providing for the acquisition of GXS by OpenText.

The Merger Agreement, the Commitment Letter, and the Registration Rights Agreement are filed herewith as Exhibit 2.1, Exhibit 10.1, and Exhibit 4.1, respectively, and are incorporated herein by reference. The Support Agreements are filed herewith as Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4, and are incorporated herein by reference.

The Merger Agreement, the Commitment Letter, the Registration Rights Agreement and the Support Agreements have been included solely to provide investors and security holders with information regarding their respective terms. None of these agreements are intended to be a source of financial, business or operational information about OpenText, GXS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement, the Commitment Letter, the Registration Rights Agreement and the Support Agreements, respectively, are made only for purposes of the applicable agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, the Commitment Letter, the Registration Rights Agreement and the Support Agreements, respectively, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of OpenText, GXS or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, the Commitment Letter, the Registration Rights Agreement or the Support Agreements, which subsequent information may or may not be fully reflected in public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements set forth herein, including statements regarding the proposed Merger (as defined in the Original Form 8-K), the proposed financing of the Merger and expected number of common shares outstanding on completion of the Merger, the combined company’s plans, objectives, expectations and intentions, leadership in the Enterprise Information Management (EIM) industry and in business-to-business (B2B) data integration services, creation of the largest information exchange trading network in the world and, the expected size, scope and growth of the combined company’s operations and the market in which it will operate, expected synergies, as well as the expected timing and benefits of the transaction, may contain words such as “could”, “expects”, “may”, “should”, “will”, “anticipates”, “believes”, “intends”, “estimates”, “targets”, “plans”, “envisions”, “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on OpenText’s current expectations, estimates, forecasts and projections about the proposed Merger and the operating environment, economies and markets in which the Company and GXS operate. These statements are subject to important risks and uncertainties that are difficult to predict, and the actual outcome may be materially different.

These statements reflect beliefs and assumptions which are based on OpenText’s and GXS’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. In making these statements, OpenText and GXS have made assumptions with respect to: the ability of OpenText and GXS to achieve expected synergies and the timing of same; the ability of OpenText and GXS to predict and adapt to changing customer requirements, preferences and spending patterns; the ability of OpenText and GXS to protect their intellectual property; future capital expenditures, including the amount and nature thereof; trends and developments in the information technology and financial sectors and other sectors of the economy which are related to these sectors; business strategy and outlook; expansion and growth of business and operations; credit risks; anticipated acquisitions; future results being similar to historical results; expectations related to future general economic and market conditions; and other matters. OpenText’s and GXS’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and as such, are subject to change. OpenText’s beliefs and assumptions may prove to be inaccurate and consequently OpenText’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

(i)	risks and uncertainties relating to the Merger and financing thereof, including: (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on OpenText’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (b) OpenText’s significantly increased levels of indebtedness as a result of the proposed Merger, which could limit OpenText’s operating flexibility and opportunities; (c) OpenText’s inability to complete the anticipated financing as contemplated by the Commitment Letter prior to the contractually required time for closing of the proposed Merger or otherwise secure favorable terms for such financing; (d) the possibility that certain assumptions with respect to GXS or the proposed Merger could prove to be inaccurate; (e) failure to receive, delays in the receipt of, or unacceptable or burdensome conditions imposed in connection with, all required regulatory approvals and the satisfaction of the closing conditions to the proposed Merger; (f) the potential failure to retain key employees of OpenText or GXS as a result of the proposed Merger or during integration of the businesses; and (g) disruptions resulting from the proposed Merger, making it more difficult to maintain business relationships;

(ii)	risks and uncertainties relating to OpenText, including: (a) the future performance, financial and otherwise, of OpenText; (b) the ability of OpenText to bring new products to market and to increase sales; (c) the strength of OpenText’s product development pipeline; (d) OpenText’s growth and profitability prospects; (e) the estimated size and growth prospects of the EIM market; (f) OpenText’s competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (g) the benefits of OpenText’s products to be realized by customers; and (h) the demand for OpenText’s products and the extent of deployment of OpenText’s products in the EIM marketplace; and

(iii)	risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including: (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (b) the possibility that OpenText may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (c) the risks associated with bringing new products to market; (d) fluctuations in currency exchange rates; (e) delays in the purchasing decisions of OpenText’s customers; (f) the competition OpenText faces in its industry and/or marketplace; (g) the possibility of technical, logistical or planning issues in connection with the deployment of OpenText’s products or services; (h) the continuous commitment of OpenText’s customers; and (i) demand for OpenText’s products.

For additional information with respect to risks and other factors which could occur, see OpenText’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) (which are available at the SEC’s website at www.sec.gov) and other securities regulators. Many of these factors are beyond the control of OpenText. Unless otherwise required by applicable securities laws, OpenText disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 4, 2013, among Open Text Corporation, Ocelot Merger Sub, Inc., GXS Group, Inc. and the stockholders’ representative named therein*

2.2	Support Agreement, dated as of November 4, 2013, among GXS Group, Inc., Open Text Corporation, and Global Acquisition LLC*

2.3	Support Agreement, dated as of November 4, 2013, among GXS Group, Inc., Open Text Corporation, CCG Investment Fund, L.P., CCG Associates – QP, LLC, CCG Investment Fund – AI, LP, CCG AV, LLC – Series A, CCG AV, LLC – Series C and CCG CI, LLC*

2.4	Support Agreement, dated as of November 4, 2013, among GXS Group, Inc., Open Text Corporation, and Cerberus America Series One Holdings LLC and Cerberus Series Two Holdings LLC*

4.1	Registration Rights Agreement, dated as of November 4, 2013, by and among Open Text Corporation and the principal stockholders named therein, and for the benefit of the holders (as defined therein)

10.1	Commitment Letter, dated as of November 4, 2013, by and among Barclays Bank PLC, Royal Bank of Canada and Open Text Corporation

99.1	Press Release issued by Open Text Corporation on November 5, 2013**

*	Schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OpenText undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.
**	Previously furnished with the Original Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

November 6, 2013	By:	/s/ Gordon A. Davies
Gordon A. Davies
Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 4, 2013, among Open Text Corporation, Ocelot Merger Sub, Inc., GXS Group, Inc. and the stockholders’ representative named therein*

2.2	Support Agreement, dated as of November 4, 2013, among GXS Group, Inc., Open Text Corporation, and Global Acquisition LLC*

2.3	Support Agreement, dated as of November 4, 2013, among GXS Group, Inc., Open Text Corporation, CCG Investment Fund, L.P., CCG Associates – QP, LLC, CCG Investment Fund – AI, LP, CCG AV, LLC – Series A, CCG AV, LLC – Series C and CCG CI, LLC*

2.4	Support Agreement, dated as of November 4, 2013, among GXS Group, Inc., Open Text Corporation, and Cerberus America Series One Holdings LLC and Cerberus Series Two Holdings LLC*

4.1	Registration Rights Agreement, dated as of November 4, 2013, by and among Open Text Corporation and the principal stockholders named therein, and for the benefit of the holders (as defined therein)

10.1	Commitment Letter, dated as of November 4, 2013, by and among Barclays Bank PLC, Royal Bank of Canada and Open Text Corporation

99.1	Press Release issued by Open Text Corporation on November 5, 2013**

*	Schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OpenText undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.
**	Previously furnished with the Original Form 8-K